                                                                     Exhibit 77O

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: VP Partners Small Cap Growth Fund

2.    (a)    Issuer: Diamond Back Energy

      (b)    CUSIP: 25278X109    (c)    Class of Securities: Common Stock

3.    Underwriter/Seller from whom securities were purchased: Credit Suisse

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement):

      Credit Suisse, Raymond James, Tudor Pickering and Co, Wells Fargo Securities LLC, Capital One Southcoast Inc., Scotia Bank, Simmons & Co, Sterne Agee & Leach Inc., SunTrust Robinson Humphrey, Wunderlich Securities Inc

6.    Par Value purchased by the Fund: N/A

7.    Principal amount purchased by the Fund: $510,580.00

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $4,375,000.00

9.    Aggregate principal amount of offering: $218,750,000.00

10.   Purchase price (net of fees and expenses): $17.50

11.   Date offering is due to commence: 10/12/2012

12.   Trade Date: 10/12/2012

13.   Price at close of the first day on which any sales were made: $17.50

14.   Commission, spread or profit to be received by principal underwriters:
      $1.1375/share or 6.5%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):


(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                           [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                            [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                    [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                    [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Joe Eberhardy                          Joe Eberhardy, Portfolio Manager
---------------------------------------    -------------------------------------
Authorized Sub-adviser Representative      Name and Title

Wells Capital Management, Inc.             November 7, 2012
---------------------------------------    -------------------------------------
Sub-advisor Firm Name                      Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: Time Warner Cable Inc. (TWC 4.50% September 15, 2042)

      (b)   CUSIP: 88732JBD     (c)   Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 285,000

7.    Principal amount purchased by the Fund: $283,401

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $1,905,251

9.    Aggregate principal amount of offering: $1,232,050,000

10.   Purchase price (net of fees and expenses): $99.439

11.   Date offering is due to commence: 8/7/12

12.   Trade Date: 8/7/12

13.   Price at close of the first day on which any sales were made: $99.439

14.   Commission, spread or profit to be received by principal underwriters:
      0.88%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     September 11, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: Santander Drive Auto Receivables Trust 2012-5 A2 (SDART
            2012-5 A2 0.57% December 15, 2015)

      (b)   CUSIP: 80282UAB    (c)   Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 315,000

7.    Principal amount purchased by the Fund: $314,990

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 20,351,359

9.    Aggregate principal amount of offering: $340,000,000

10.   Purchase price (net of fees and expenses): $99.99685

11.   Date offering is due to commence: 8/7/12

12.   Trade Date: 8/7//12

13.   Price at close of the first day on which any sales were made: $99.99685

14.   Commission, spread or profit to be received by principal underwriters:
      0.17%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     September 17, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: Santander Drive Auto Receivables Trust 2012-5 A3 (SDART
            2012-5 A3 0.83% December 15, 2016)

      (b)   CUSIP: 80282UAC    (c)   Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 240,000

7.    Principal amount purchased by the Fund: $239,988

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 11,519,418

9.    Aggregate principal amount of offering: $174,200,000

10.   Purchase price (net of fees and expenses): $99.99495

11.   Date offering is due to commence: 8/7/12

12.   Trade Date: 8/7/12

13.   Price at close of the first day on which any sales were made: $99.99495

14.   Commission, spread or profit to be received by principal underwriters:
      0.20%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     September 11, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: HSBC USA Inc. (HSBC 1.625% January 16, 2018)

      (b)   CUSIP: 40428HPH   (c)   Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: HSBC Securities

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 1,660,000

7.    Principal amount purchased by the Fund: $1,655,252

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $19,892,943

9.    Aggregate principal amount of offering: $1,500,000,000

10.   Purchase price (net of fees and expenses): $99.714

11.   Date offering is due to commence: 12/13/12

12.   Trade Date: 12/13/12

13.   Price at close of the first day on which any sales were made: $99.714

14.   Commission, spread or profit to be received by principal underwriters:
      0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     January 8, 2013
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: Microsoft Corporation (MSFT 2.125% November 15, 2022)

      (b)   CUSIP: 594918AQ     (c)    Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: UBS Securities LLC

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 523,000

7.    Principal amount purchased by the Fund: $520,003

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $6,569,142

9.    Aggregate principal amount of offering: $745,702,500

10.   Purchase price (net of fees and expenses): $99.427

11.   Date offering is due to commence: 11/2/12

12.   Trade Date: 11/2/12

13.   Price at close of the first day on which any sales were made: $99.427

14.   Commission, spread or profit to be received by principal underwriters:
      0.45%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     December 12, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: Americredit Automobile Receivables Trust 2012-5 A2 (AMCAR
            2012-5 A2 0.51% January 8, 2016)

      (b)   CUSIP: 03064XAB    (c)   Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 1,000,000

7.    Principal amount purchased by the Fund: $999,977

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $51,598,803

9.    Aggregate principal amount of offering: $315,292,685

10.   Purchase price (net of fees and expenses): $99.99768

11.   Date offering is due to commence: 11/14/12

12.   Trade Date: 11/14/12

13.   Price at close of the first day on which any sales were made: $99.99768

14.   Commission, spread or profit to be received by principal underwriters:
      0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     December 12, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2. (a) Issuer: Americredit Automobile Receivables Trust 2012-5 A3 (AMCAR 2012-5 A3 0.62% January 8, 2016)

      (b)   CUSIP: 03064XAC    (c)    Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 387,000

7.    Principal amount purchased by the Fund: $386,944

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $5,919,139

9.    Aggregate principal amount of offering: $191,562,143

10.   Purchase price (net of fees and expenses): $99.98546

11.   Date offering is due to commence: 11/14/12

12.   Trade Date: 11/14/12

13.   Price at close of the first day on which any sales were made: $99.98546

14.   Commission, spread or profit to be received by principal underwriters:
      0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)


a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(ii.) part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     December 12, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: National Oilwell Varco, Inc. (Nov 1.35% December 1, 2017)

      (b)   CUSIP: 637071AL   (c)   Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Barclays Capital
      Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 432,000

7.    Principal amount purchased by the Fund: $431,581

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $4,736,401

9.    Aggregate principal amount of offering: $499,515,000

10.   Purchase price (net of fees and expenses): $99.903

11.   Date offering is due to commence: 11/15/12

12.   Trade Date: 11/15/12

13.   Price at close of the first day on which any sales were made: $99.903

14.   Commission, spread or profit to be received by principal underwriters:
      0.60%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(iii.) part of an issue registered under the Securities Act of 1933 that is
       being offered to the public where:                                           [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     December 12, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: American Electric Power, Inc. (AEP 1.65% December 15, 2017)

      (b)   CUSIP: 025537AF    (c)   Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 357,000

7.    Principal amount purchased by the Fund: $356,586

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $4,620,634

9.    Aggregate principal amount of offering: $549,362,000

10.   Purchase price (net of fees and expenses): $99.884

11.   Date offering is due to commence: 11/28/12

12.   Trade Date: 11/28/12

13.   Price at close of the first day on which any sales were made: $99.884

14.   Commission, spread or profit to be received by principal underwriters:
      0.60%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):


(iv.) part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     December 12, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a) Issuer: American Electric Power, Inc. (AEP 2.95% December 15, 2022)

      (b) CUSIP: 025537AG   (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 375,000

7.    Principal amount purchased by the Fund: $374,254

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $1,996,020

9.    Aggregate principal amount of offering: $299,403,000

10.   Purchase price (net of fees and expenses): $99.801

11.   Date offering is due to commence: 11/28/12

12.   Trade Date: 11/28/12

13.   Price at close of the first day on which any sales were made: $99.801

14.   Commission, spread or profit to be received by principal underwriters:
      0.65%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(v.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     December 12, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: EOG Resources Inc. (EOG 2.625% March 15, 2023)

      (b)   CUSIP: 26875PAK   (c)    Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: Wells Fargo
      Advisor

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 707,000

7.    Principal amount purchased by the Fund: $702,624

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $24,587,000

9.    Aggregate principal amount of offering: $1,242,262,500

10.   Purchase price (net of fees and expenses): $99.381

11.   Date offering is due to commence: 9/5/12

12.   Trade Date: 9/5/12

13.   Price at close of the first day on which any sales were made: $99.381

14.   Commission, spread or profit to be received by principal underwriters:
      0.65%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     October 8, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: PECO Energy Company (EXC 2.375% September 15, 2022)

      (b)   CUSIP: 693304AP   (c)   Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: BNP Paribas
      Securities

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 2,000,000

7.    Principal amount purchased by the Fund: $1,998,240

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 11,675,000

9.    Aggregate principal amount of offering: $349,692,000

10.   Purchase price (net of fees and expenses): $99.912

11.   Date offering is due to commence: 9/10/12

12.   Trade Date: 9/10/12

13.   Price at close of the first day on which any sales were made: $99.912

14.   Commission, spread or profit to be received by principal underwriters:
      0.65%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]


16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     October 8, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: ING Bank NV (INTNED 2.00% September 25, 2015) 144A

      (b)   CUSIP: 449786AR   (c)   Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 540,000

7.    Principal amount purchased by the Fund: $538,439

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 23,145,000

9.    Aggregate principal amount of offering: $1,246,387,500

10.   Purchase price (net of fees and expenses): $99.711

11.   Date offering is due to commence: 9/18/12

12.   Trade Date: 9/18/12

13.   Price at close of the first day on which any sales were made: $99.711

14.   Commission, spread or profit to be received by principal underwriters:
      0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [_]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [X]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     October 8, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: Heineken N.V. (HEIANA 1.40% October 1, 2017 144A)

      (b)   CUSIP: 423012AB   (c)   Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 655,000

7.    Principal amount purchased by the Fund: $652,839

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $23,795,000

9.    Aggregate principal amount of offering: $1,245,875,000

10.   Purchase price (net of fees and expenses): $99.670

11.   Date offering is due to commence: 10/2/12

12.   Trade Date: 10/2/12

13.   Price at close of the first day on which any sales were made: $99.670

14.   Commission, spread or profit to be received by principal underwriters:
      0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                             COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [_]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                    [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                    [X]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     November 9, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                             COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: J.P. Morgan Core Bond Fund

2.    (a)   Issuer: Texas Eastern Transmission LP (SE 2.80% October 15, 2022
            144A)

      (b)   CUSIP: 882384AC   (c)   Class of Securities: Debt

3.    Underwriter/Seller from whom securities were purchased: RBC Capital
      Market

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 660,000

7.    Principal amount purchased by the Fund: $658,693

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 14,134,000

9.    Aggregate principal amount of offering: $499,010,000

10.   Purchase price (net of fees and expenses): $99.802

11.   Date offering is due to commence: 10/19/12

12.   Trade Date: 10/19/12

13.   Price at close of the first day on which any sales were made: $99.802

14.   Commission, spread or profit to be received by principal underwriters:
      0.65%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE):

     EMAIL A COPY TO SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                             COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [_]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [X]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Cynthia Chau                            Cynthia Chau, Vice President
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

J.P. Morgan Investment Management, Inc.     November 26, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: Wells Fargo US Short Duration Government Fund

2.    (a)   Issuer: Santander Drive Auto Receivables Trust

      (b)   CUSIP: 80282UAC8   (c)   Class of Securities: SDART 2012-5 A3

3.    Underwriter/Seller from whom securities were purchased: J.P. Morgan

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 4,657,000

7.    Principal amount purchased by the Fund: $4,656,764.82

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $30,000,000

9.    Aggregate principal amount of offering: $174,200,000

10.   Purchase price (net of fees and expenses):$ 99.99495

11.   Date offering is due to commence: 8/7/12

12.   Trade Date: 8/7/12

13.   Price at close of the first day on which any sales were made: $99.99495

14.   Commission, spread or profit to be received by principal underwriters:
      0.200%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]


16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Mai S. Shiver                           Mai S. Shiver/CCO
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Wells Capital Management                    Sept. 19, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: Wells Fargo US Short Duration Government Fund

2.    (a)   Issuer: Santander Drive Auto Receivables Trust

      (b)   CUSIP: 80282UAB0   (c)   Class of Securities: SDART 2012-5 A2

3.    Underwriter/Seller from whom securities were purchased: J.P. Morgan

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 6,986,000

7.    Principal amount purchased by the Fund: 6,985,779.94

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $50,000,000

9.    Aggregate principal amount of offering: $340,000,000

10.   Purchase price (net of fees and expenses):$ 99.99685

11.   Date offering is due to commence: 8/7/12

12.   Trade Date: 8/7/12

13.   Price at close of the first day on which any sales were made: $99.99685

14.   Commission, spread or profit to be received by principal underwriters:
      0.170%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Mai S. Shiver                           Mai S. Shiver/CCO
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Wells Capital Management                    Sept. 19, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: WF Short Duration Government Bond Fund

2.    (a)   Issuer: Americredit Automobile Receivables Trust

      (b)   CUSIP: 03063XAC9    (c)    Class of Securities: AMCAR 2012-4 A2

3.    Underwriter/Seller from whom securities were purchased: Deutsche Bank

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement):

      See attached.

6.    Par Value purchased by the Fund: 9,598,000

7.    Principal amount purchased by the Fund: 9,597,669.83

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $42,000,000

9.    Aggregate principal amount of offering: $462,000,000

10.   Purchase price (net of fees and expenses):$ 99.99656

11.   Date offering is due to commence: 09/05/12

12.   Trade Date: 09/05/12

13.   Price at close of the first day on which any sales were made: $99.99656

14.   Commission, spread or profit to be received by principal underwriters:
      0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):



(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Mai S. Shiver                           Mai Shiver -- CCO
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Wells Capital Management                    October 9, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1. Fund Name: Columbia Funds Variable Series Trust II - Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.    (a) Issuer: GLP J REIT

      (b) CUSIP: 3281 JP ISIN: JP3047510007

      (c) Class of Securities: Common - REITS

3.    Underwriter/Seller from whom securities were purchased: Nomura
      Securities JP

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Mitsubishi UFJ Morgan Stanley Securities Co.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      Citigroup Global Markets Ltd, Goldman Sachs International, JP Morgan Securities, Nomura International PLC, SMBC Nikko Securities, UBS Ltd, Daiwa Securities Co Ltd, Mitsubishi UFJ Morgan Stanley Securities Co., Mizuho Securities Co Ltd., SBI Securities Co Ltd., Azusa Audit

6.    Par Value purchased by the Fund: 595 shares

7.    Principal amount purchased by the Fund: $436,916

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $7,343,124

9.    Aggregate principal amount of offering: JPY 105,699,550,000 USD
      $1,282,917,223

10.   Purchase price (net of fees and expenses): JPY 60,500 (JPY 58,491)

11.   Date offering is due to commence: December 12, 2012

12.   Trade Date: December 12, 2012

13.   Price at close of the first day on which any sales were made: JPY 60,500

14.   Commission, spread or profit to be received by principal underwriters:
      JPY 2,009 per Sh

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [_]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [X]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Angeline Ho                             Angeline Ho / Managing  Director
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Morgan Stanley Investment Management        January 4, 2013
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1. Fund Name: Columbia Funds Variable Series Trust II - Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.    (a)   Issuer: Japan Retail Fund Investment Corp.

      (b)   CUSIP: 019656764    (c)   Class of Securities: Common Stock

3. Underwriter/Seller from whom securities were purchased: Japan Retail Fund Investment Corporation

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Morgan Stanley & Co. International PLC, Mitsubishi UFG Morgan Stanley Securities Co.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      Morgan Stanley & Co. International PLC, Mitsubishi UFG Morgan Stanley Securities Co., SMBC Nikko Securities Inc, SMBC Nikko Capital Markets Ltd, UBS Ltd, UBS Securities Limited (Japan) Daiwa Securities Co. Ltd, Mizuho Securities Co Ltd, Nomura Securities Co Ltd, Tokai Tokyo Securities Co Ltd.

6.    Par Value purchased by the Fund: 93 shares

7.    Principal amount purchased by the Fund: $152,671.83

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $2,462,449

9.    Aggregate principal amount of offering: 24.38B

10.   Purchase price (net of fees and expenses): JPY 128,310.00

11.   Date offering is due to commence: September 24, 2012

12.   Trade Date: September 24, 2012

13.   Price at close of the first day on which any sales were made: JPY 131,600

14.   Commission, spread or profit to be received by principal underwriters: ___

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [_]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [X]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities


17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Angeline Ho                             Angeline Ho / Managing Director
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Morgan Stanley Investment Management        October 2, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1. Fund Name: Columbia Funds Variable Series Trust II - Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.    (a)   Issuer: Japan Retail Fund Investment Corp.

      (b)   CUSIP: 8952 JP   (c)   Class of Securities: Common Stock - REITS

3. Underwriter/Seller from whom securities were purchased: SMBC Nikko Securities Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Mitsubishi UFG Morgan Stanley Securities Co.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      Mitsubishi UFG Morgan Stanley Securities Co., Mizuho Securities CO Ltd, SMBC Nikko Securities Inc., Daiwa Securities Co Ltd, Nomura Securities Co Ltd.

6.    Par Value purchased by the Fund: 23 shares

7.    Principal amount purchased by the Fund: $215,204

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $3,733,314

9.    Aggregate principal amount of offering: JPY 3,062,085,000 |
      $244,415,623,766

10.   Purchase price (net of fees and expenses): JPY 746,850

11.   Date offering is due to commence: October 23, 2012

12.   Trade Date: October 23, 2012

13.   Price at close of the first day on which any sales were made: JPY 793,000

14.   Commission, spread or profit to be received by principal underwriters:
      JPY 22,980

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):


(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [_]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering,"meaning the
      offering:                                                                     [X]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Angeline Ho                             Angeline Ho / Managing  Director
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Morgan Stanley Investment Management        November 9, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1. Fund Name: Columbia Funds Variable Series Trust II - Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.   (a) Issuer: Daiwa House REIT Investment Corporation

     (b) CUSIP: 3263 JP ISIN: JP3046770008     (c) Class of Securities: REITS

3.   Underwriter/Seller from whom securities were purchased: UBS Investment
     Bank

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Morgan Stanley & Co. International plc

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     Morgan Stanley & Co. International plc, Nomura International plc, UBS
     Limited

6.   Par Value purchased by the Fund: 38 shares

7.   Principal amount purchased by the Fund: $233,789

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $4,122,267

9.   Aggregate principal amount of offering: $4,177,277,827,454

10.  Purchase price (net of fees and expenses): JPY 500,000 (JPY 482,500)

11.  Date offering is due to commence: November 19, 2012

12.  Trade Date: November 19, 2012

13.  Price at close of the first day on which any sales were made: JPY 500,000

14. Commission, spread or profit to be received by principal underwriters: JPY 17,500

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X] No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [_]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.


(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [X]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Angeline Ho                             Angeline Ho / Managing Director
-------------------------------------       ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Morgan Stanley Investment Management        December 6, 2012
-------------------------------------       ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1. Fund Name: Columbia Funds Variable Series Trust II - Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.    (a) Issuer: Swire Properties Ltd

      (b) CUSIP: 999A0E0K7  (c) Class of Securities: Common Stock - Real Estate

3. Underwriter/Seller from whom securities were purchased: HSBC Investment Bank Asia Limited

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Morgan Stanley Asia Ltd,

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      Boci Securities Limited, HSBC Investment Bank Asia Limited, JP Morgan Securities, Morgan Stanley Asia Ltd

6.    Par Value purchased by the Fund: 52,000 shares

7.    Principal amount purchased by the Fund: $151,463

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $4,136,345

9.    Aggregate principal amount of offering: $629,635,060

10.   Purchase price (net of fees and expenses): HKD 22.51

11.   Date offering is due to commence: October 3, 2012

12.   Trade Date: October 4, 2012

13.   Price at close of the first day on which any sales were made: HKD 23.25

14. Commission, spread or profit to be received by principal underwriters: 25 bps

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [_]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [X]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Angeline Ho                             Angeline Ho / Managing Director
-------------------------------------       ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Morgan Stanley Investment Management        November 8, 2012
-------------------------------------       ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1. Fund Name: Columbia Funds Variable Series Trust II - Variable Portfolio - Morgan Stanley Global Real Estate Fund

2.    (a) Issuer:  Swire  Properties  LTD

      (b) CUSIP: 999A0E0K7                 (c) Class of Securities: Common Stock

3. Underwriter/Seller from whom securities were purchased: Boci Asia Securities Ltd

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Morgan Stanley Asia Ltd

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

      Boci Asia Ltd, HSBC Investment Bank Asia Ltd, Morgan Stanley Asia Ltd, Slaughter and May, Freshfields Bruckhaus Deringer

6.    Par Value purchased by the Fund: 160,000

7.    Principal amount purchased by the Fund: $445,305.11

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $10,127,352

9.    Aggregate principal amount of offering: $655,000,000

10.   Purchase price (net of fees and expenses): HKD 21.46

11.   Date offering is due to commence: August 14, 2012

12.   Trade Date: August 14, 2012

13.   Price at close of the first day on which any sales were made: 22.85 HKD

14. Commission, spread or profit to be received by principal underwriters: 50 bps (commission)

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [_]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [X]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]



/s/ Angeline Ho                             Angeline Ho / Managing Director
-------------------------------------       ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Morgan Stanley Investment Management        September 7, 2012
-------------------------------------       ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: VP Partners Small Cap Growth Fund

2.    (a)   Issuer: Workday Inc

      (b)   CUSIP: 98138H101   (c)   Class of Securities: Common Stock

3.    Underwriter/Seller from whom securities were purchased: Goldman Sachs

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Morgan Stanley, Allen & Co, Goldman Sachs & Co, JP Morgan Securities, Canaccord Genuity Corp, Cowen & Co, JMP Securities, Pacific Crest Securities, Wells Fargo & Co

6.    Par Value purchased by the Fund: N/A

7.    Principal amount purchased by the Fund: $11,144.00

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $1,456,000.00

9.    Aggregate principal amount of offering: $22,750,000

10.   Purchase price (net of fees and expenses): $28.00

11.   Date offering is due to commence: 10/12/2012

12.   Trade Date: 10/12/2012

13.   Price at close of the first day on which any sales were made: $28.00

14.   Commission, spread or profit to be received by principal underwriters:
      $1.68/share or 6.00%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):

(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]

/s/ Joe Eberhardy                           Joe Eberhardy, Portfolio Manager
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Wells Capital Management, Inc.              November 7, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: VP Partners Small Cap Growth Fund

2.    (a)   Issuer: PBF Energy Inc. (PBF)

      (b)   CUSIP: 69318G106   (c)   Class of Securities: Common Stock

3. Underwriter/Seller from whom securities were purchased: CitiGroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement):

6.    Par Value purchased by the Fund: N/A

7.    Principal amount purchased by the Fund: $479,830

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $3,900,000

9.    Aggregate principal amount of offering: $533,000,000

10.   Purchase price (net of fees and expenses): $26.00

11.   Date offering is due to commence: 12/12/2012

12.   Trade Date: 12/12/2012

13.   Price at close of the first day on which any sales were made: $26.00

14.   Commission, spread or profit to be received by principal underwriters:
      $1.43/share or 5.5%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):


(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Joe Eberhardy                           Joe Eberhardy, Portfolio Manager
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Wells Capital Management, Inc.              January 8, 2013
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

  RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10f-3 POLICY

1.    Fund Name: VP Partners Small Cap Growth Fund

2.    (a) Issuer: Workday Inc

      (b) CUSIP: 98138H101   (c) Class of Securities: Common Stock

3.    Underwriter/Seller from whom securities were purchased: Goldman Sachs

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Morgan Stanley, Allen & Co, Goldman Sachs & Co, JP Morgan Securities, Canaccord Genuity Corp, Cowen & Co, JMP Securities, Pacific Crest Securities, Wells Fargo & Co

6.    Par Value purchased by the Fund: N/A

7.    Principal amount purchased by the Fund: $11,144.00

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $1,456,000.00

9.    Aggregate principal amount of offering: $637,000,000

10.   Purchase price (net of fees and expenses): $28.00

11.   Date offering is due to commence: 10/12/2012

12.   Trade Date: 10/12/2012

13.   Price at close of the first day on which any sales were made: $28.00

14.   Commission, spread or profit to be received by principal underwriters:
      $1.68/share or 6.00%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

      Yes [X] No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

      Yes [X] No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

      Yes [X] No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

      Yes [X] No [_]

                                 COLUMBIA FUNDS
    RULE 10f-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

      Yes [X] No [_]

16.   The securities purchased are (CHECK AT LEAST ONE BOX):


(i.)  part of an issue registered under the Securities Act of 1933 that is
      being offered to the public where:                                            [X]

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                             [_]

-     are issued or guaranteed as to principal or interest by the United
      States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                 [_]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the
      offering:                                                                     [_]

- is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-     is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the
      offering:                                                                     [_]

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes [X] No [_]


/s/ Joe Eberhardy                           Joe Eberhardy, Portfolio Manager
----------------------------------------    ------------------------------------
Authorized Sub-adviser Representative       Name and Title

Wells Capital Management, Inc.              November 7, 2012
----------------------------------------    ------------------------------------
Sub-advisor Firm Name                       Date